UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2025

Waters Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-14010	13-3668640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

34 Maple Street

Milford, Massachusetts 01757

(Address of Principal Executive Offices) (Zip Code)

(508) 478-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	WAT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

A total of approximately 55,997,242 shares were present or represented by proxy at the annual meeting of stockholders of Waters Corporation (the “Company”) on May 22, 2025, representing approximately 94.12% of all shares entitled to vote. The final results of voting on each of the matters submitted to a vote of stockholders during the annual meeting are as follows:

PROPOSAL 1: ELECTION OF DIRECTORS

	For	Against	Abstain	Broker Non-Votes
Flemming Ornskov, M.D., M.P.H.	52,733,323	1,576,324	38,492	1,649,102
Linda Baddour	53,254,270	1,055,336	38,533	1,649,102
Udit Batra, Ph.D.	54,278,572	36,201	33,366	1,649,102
Dan Brennan	53,912,522	397,464	38,153	1,649,102
Richard Fearon	52,782,131	1,527,599	38,409	1,649,102
Pearl. S. Huang, Ph.D.	53,651,017	633,654	63,468	1,649,102
Wei Jiang	53,915,983	394,594	37,562	1,649,102
Heather Knight	53,915,084	394,298	38,757	1,649,102
Christopher A. Kuebler	49,828,164	3,598,596	921,379	1,649,102
Mark Vergnano	53,498,003	810,204	39,932	1,649,102

In accordance with the Company’s Amended and Restated Bylaws and pursuant to the foregoing vote, each of the nominated directors was re-elected to the Company’s Board of Directors (the “Board”).

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

For	Against	Abstain
51,650,827	3,426,645	919,770

Pursuant to the foregoing vote, the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was approved.

PROPOSAL 3: NON-BINDING ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS

For	Against	Abstain	Broker Non-Votes
44,725,035	9,559,761	63,344	1,649,102

Pursuant to the foregoing vote, the stockholders adopted a non-binding, advisory resolution approving the compensation paid to the Company’s named executive officers.

PROPOSAL 4: APPROVAL OF THE AMENDED AND RESTATED 2009 EMPLOYEE STOCK PURCHASE PLAN

For	Against	Abstain	Broker Non-Votes
54,258,975	28,224	60,940	1,649,102

Pursuant to the foregoing vote, the stockholders approved the Company’s Amended and Restated 2009 Employee Stock Purchase Plan.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATERS CORPORATION

Dated: May 23, 2025	By:	/s/ Keeley A. Aleman
	Name:	Keeley A. Aleman
	Title:	Senior Vice President, General Counsel and Secretary